EXHIBIT - 99.2
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                                  CERTIFICATION


     I, Michael J. Villano, the Chief Financial Officer, Vice President and Treasurer of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Annual Report on Form 10-K of the Company for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.

Date       March 26, 2003                          /  ss/
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                                               Michael J. Villano
                                               Chief Financial Officer,
                                               Vice President and Treasurer